Waddell & Reed
                    Advisors Funds
                    Global Bond Fund

                    Semiannual
                    Report
                    --------------
                    March 31, 2003

CONTENTS

         3     President's Letter

         5     Performance Summary

         7     Portfolio Highlights

         8     Investments

        14     Statement of Assets and Liabilities

        15     Statement of Operations

        16     Statement of Changes in Net Assets

        17     Financial Highlights

        21     Notes to Financial Statements

        28     Independent Auditors' Report

        29     Directors & Officers



















This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Global Bond Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Global Bond Fund, Inc. current prospectus and current Fund performance information.

PRESIDENT'S LETTER OF GLOBAL BOND FUND
-----------------------------------------------------------------
     March 31, 2003

Dear Shareholder,


Enclosed is our report on your Fund's operations for the six months ended March 31, 2003.

While the last six months brought the onset of war with Iraq, along with the continuation of geopolitical turmoil, we did see some positive economic news during the period. The U.S. economy has been resilient, despite enduring many challenges.

Two primary things occurred over the last six months that positively affected the financial markets. First, the Federal Reserve reduced short-term interest rates on November 6 to 1.25 percent, the lowest level in many years. Second, when war did break out in mid-March, the markets rose, anticipating a favorable resolution. Uncertainty continues to weigh on the markets, however, in terms of the ultimate outcome of the war and the direction and strength of the economy.

While we do expect equity market volatility to continue for the near term, the underlying trends lead us to believe that the prospects for stocks are positive. We anticipate some form of tax relief later in 2003, both in terms of the acceleration of tax reductions in place since 2002 and, hopefully, relief on the double taxation of dividends. We believe the equity markets have the potential for positive returns in 2003.

By March 31, the primary equity indexes had in fact turned in positive results, although the uncertainty surrounding the war and economic conditions remains a wild-card factor going forward. For the last six months, the S&P 500 Index increased 5.04 percent. The other two major indexes had slightly better returns, with the Nasdaq Composite Index increasing 14.43 percent over the last six months and the Dow Jones Industrial Average increasing 6.89 percent for the period.

Bonds also generally had positive returns during the period, although they were not quite as strong as stocks, as evidenced by the Citigroup Broad Investment Grade Index's increase of 3.03 percent for the period. Low and declining inflation rates and an accommodative Federal Reserve have aided bond performance over the last six months.

The very nature of U.S. financial markets is one of fluctuation. While ongoing change can be disconcerting, we believe that the best way to approach a fluctuating market is to develop and maintain a personal financial plan. From our experience, those who adhere to a structured and consistent investment program over time take advantage of opportunities presented by the market's periodic downdrafts.

Ultimately, we believe that it is essential for investors to have a long-term perspective and to maintain a diversified portfolio. We believe that it remains important for all investors to review their investments on a regular basis to ensure that they adhere to current risk tolerance and are adaptable to market changes.

Remember, a plan that is appropriate for you is appropriate regardless of inevitable market gyrations. You have a partnership with your Waddell & Reed financial advisor, and that partnership is built upon a customized program based on your specific needs. Focusing on that plan could be your key to a sound financial future. Thank you for your ongoing dedication and partnership.


Respectfully,



Henry J. Herrmann
President

SHAREHOLDER SUMMARY OF GLOBAL BOND FUND
--------------------------------------------------------------
Global Bond Fund

GOALS
To seek, as a primary goal, a high level of current income, with a secondary goal of capital growth.

Strategy
Invests primarily in United States dollar-denominated debt securities of foreign and United States issuers. Invests primarily in issuers in countries that are members of the Organisation of Economic Co-Operation and Development (OECD).

Founded
1986

Scheduled Dividend Frequency
Declared daily, paid monthly

Performance Summary -- Class A Shares
Per Share Data
For the Six Months Ended March 31, 2003
--------------------------------------------
Dividends paid                 $0.09
                               =====
Net asset value on
   3-31-03                     $3.44
   9-30-02                      3.29
                              ------
Change per share               $0.15
                              ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF GLOBAL BOND FUND
--------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-03     -1.37%       4.65%          -0.34%         3.61%
 5-year period
  ended 3-31-03     0.60%        1.79%            ---           ---
10-year period
  ended 3-31-03     5.60%        6.23%            ---           ---
Since inception
  of Class(F)        ---          ---            1.57%         2.30%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)10-6-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period            Class C(B)  Class Y(C)
------          ------------------------
1-year period
  ended 3-31-03     3.62%        5.04%
 5-year period
  ended 3-31-03      ---         2.12%
10-year period
  ended 3-31-03      ---          ---
Since inception
  of Class(D)       2.23%        5.35%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-6-99 for Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Performance data quoted represents periods prior to changes in the Fund's name, strategies and policies (effective September 18, 2000). Prior to September 18, 2000, the Fund sought to achieve its goals by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information above for periods prior to that date reflects the operation of the Fund under its former investment strategies and related policies.

International investing involves special risks, including political, economic and currency risks.

SHAREHOLDER SUMMARY OF GLOBAL BOND FUND
--------------------------------------------------------------
Portfolio Highlights

On March 31, 2003, Waddell & Reed Advisors Global Bond Fund, Inc. had net assets totaling $243,277,789 invested in a diversified portfolio of:

     64.78%    Corporate Debt Securities
     21.29%    United States Government Securities
      9.92%    Other Government Securities
      3.49%    Cash and Cash Equivalents and Forward Currency
               Contracts
      0.52%    Common Stocks

As a shareholder of Waddell & Reed Advisors Global Bond Fund, Inc., for every $100 you had invested on March 31, 2003, your Fund owned:

  $21.29  United States Government Securities
   13.98  Consumer Nondurables
   13.84  Utilities Bonds
    9.92  Other Government Securities
    7.97  Consumer Services Bonds
    6.90  Financial Services Bonds
    6.69  Business Equipment and Services Bonds
    5.20  Capital Goods Bonds
    4.01  Cash and Cash Equivalents, Forward Currency Contracts and
          Common Stocks
    3.54  Multi-Industry Bonds
    3.23  Transportation Bonds
    1.97  Shelter Bonds
    1.46  Raw Materials Bonds

THE INVESTMENTS OF GLOBAL BOND FUND
     March 31, 2003
                                              Shares        Value
COMMON STOCKS - 0.32%
Construction Materials
 Cemex, S.A. de C.V., ADR  .............    44,000   $    767,360
                                                     ------------

Mining - 0.10%
 Rio Tinto plc  ........................    13,000        241,998
                                                     ------------

Multiple Industry - 0.10%
 Companhia Vale do Rio Doce, ADR  ......     9,500        256,025
                                                     ------------

TOTAL COMMON STOCKS - 0.52%                          $  1,265,383
 (Cost: $1,439,386)

                                         Principal
                                         Amount in
                                         Thousands

CORPORATE DEBT SECURITIES
Banks - 5.59%
 Banco Nacional de Comercio Exterior,
   S.N.C.:
   8.0%, 8-5-03 ........................   $ 2,405      2,447,088
   8.0%, 8-5-03 (A).....................       630        642,078
   7.25%, 2-2-04 .......................     3,500      3,648,750
 Banco Santiago SA,
   7.0%, 7-18-07 .......................     4,035      4,234,874
 Unibanco - Uniao de Bancos Brasileiros S.A.,
   9.375%, 4-30-12 (A) .................     3,000      2,625,000
                                                     ------------
                                                       13,597,790
                                                     ------------

Beverages - 6.94%
 Anheuser-Busch Companies, Inc.,
   6.75%, 11-1-06 ......................     1,575      1,628,822
 Coca-Cola FEMSA, S.A. de C.V.,
   8.95%, 11-1-06 ......................     3,699      4,249,226
 Companhia Brasileira de Bebidas,
   10.5%, 12-15-11 .....................     5,500      5,458,750
 Pepsi-Gemex, S.A. de C.V.,
   9.75%, 3-30-04 ......................     5,151      5,543,764
                                                     ------------
                                                       16,880,562
                                                     ------------

Broadcasting - 4.89%
 British Sky Broadcasting Group plc,
   7.3%, 10-15-06 ......................     4,000      4,280,000
 Grupo Televisa, S.A.:
   8.625%, 8-8-05 ......................     5,000      5,500,000
   8.0%, 9-13-11 .......................     2,000      2,117,500
                                                     ------------
                                                       11,897,500
                                                     ------------

Business Equipment and Services - 6.69%
 Pemex Project Funding Master Trust:
   8.5%, 2-15-08 .......................     3,500      3,959,375
   9.125%, 10-13-10 ....................     3,500      4,068,750
 Quebecor Printing Capital Corporation,
   6.5%, 8-1-27 ........................     8,000      8,243,304
                                                     ------------
                                                       16,271,429
                                                     ------------

Construction Materials - 5.20%
 Celulosa Arauco y Constitucion S.A.:
   8.625%, 8-15-10 .....................     1,000      1,147,286
   6.95%, 9-15-05 ......................     3,000      3,224,829
 Cemex, S.A. de C.V.:
   8.625%, 7-18-03 .....................     2,500      2,559,320
   8.625%, 7-18-03 (A) .................     3,500      3,552,500
 Hanson Overseas B.V.,
   6.75%, 9-15-05 ......................     2,000      2,167,558
                                                     ------------
                                                       12,651,493
                                                     ------------

Finance Companies - 1.31%
 Bunge Limited Finance Corp.,
   7.8%, 10-15-12 (A) ..................     2,000      2,140,540
 Toyota Motor Credit Corporation,
   4.05%, 11-30-04 .....................     1,000      1,035,296
                                                     ------------
                                                        3,175,836
                                                     ------------

Food and Related - 5.28%
 ConAgra, Inc.,
   7.5%, 9-15-05 .......................     3,000      3,347,031
 GRUMA, S.A. de C.V.,
   7.625%, 10-15-07 ....................     6,350      6,413,500
 Unilever Capital Corporation,
   6.75%, 11-1-03 ......................     3,000      3,093,057
                                                     ------------
                                                       12,853,588
                                                     ------------

Forest and Paper Products - 1.97%
 Abitibi-Consolidated Inc.,
   8.3%, 8-1-05 ........................     2,250      2,402,489
 International Paper Company,
   8.125%, 7-8-05 ......................     1,000      1,119,153
 Weyerhaeuser Company,
   5.5%, 3-15-05 .......................     1,200      1,263,160
                                                     ------------
                                                        4,784,802
                                                     ------------

Household - General Products - 1.76%
 Kimberly-Clark de Mexico, S.A. de C.V.,
   8.875%, 8-1-09 ......................     3,598      4,281,440
                                                     ------------

Leisure Time Industry - 1.67%
 Carnival Cruise Lines, Inc.,
   6.15%, 10-1-03 ......................     2,025      2,074,979
 Royal Caribbean Cruises Ltd.,
   8.125%, 7-28-04 .....................     2,000      2,000,000
                                                     ------------
                                                        4,074,979
                                                     ------------

Mining - 1.46%
 Vale Overseas Limited,
   8.625%, 3-8-07 ......................     3,500      3,552,500
                                                     ------------

Multiple Industry - 3.54%
 Ford Motor Credit Company,
   6.125%, 4-28-03 .....................     2,000      2,002,114
 National Rural Utilities Cooperative
   Finance Corporation,
   3.0%, 2-15-06 .......................     1,250      1,265,435
 Tyco International Group S.A.:
   6.25%, 6-15-03 ......................     2,000      2,010,000
   6.375%, 2-15-06 .....................     1,500      1,462,500
   6.375%, 10-15-11 ....................     2,000      1,870,000
                                                     ------------
                                                        8,610,049
                                                     ------------

Publishing - 1.41%
 Pearson Inc.,
   7.375%, 9-15-06 (A) .................     3,000      3,427,695
                                                     ------------

Railroad - 0.96%
 MRS Logistica S.A.,
   10.625%, 8-15-05 ....................     2,900      2,324,205
                                                     ------------

Trucking and Shipping - 2.27%
 WMX Technologies, Inc.,
   7.0%, 10-15-06 ......................     5,000      5,516,290
                                                     ------------

Utilities -- Electric - 4.90%
 DTE Energy Company,
   6.0%, 6-1-04 ........................       500        521,158
 Dominion Resources, Inc.:
   7.82%, 9-15-04 ......................     2,000      2,153,144
   7.625%, 7-15-05 .....................     2,000      2,220,434
 HQI Transelec Chile S.A.,
   7.875%, 4-15-11 .....................     3,300      3,643,312
 TXU Corp.,
   6.375%, 6-15-06 .....................     2,750      2,832,500
 Tenaga Nasional Berhad,
   7.625%, 4-1-11 (A) ..................       500        558,394
                                                     ------------
                                                       11,928,942
                                                     ------------

Utilities -- Gas and Pipeline - 1.75%
 El Paso Corporation,
   7.0%, 5-15-11 .......................     2,000      1,580,000
 Sonat Inc.,
   6.875%, 6-1-05 ......................     2,000      1,780,000
 Southern Natural Gas Company,
   6.125%, 9-15-08 .....................     1,000        910,000
                                                     ------------
                                                        4,270,000
                                                     ------------

Utilities -- Telephone - 7.19 %
 AirTouch Communications, Inc.,
   6.35%, 6-1-05 .......................       220        238,244
 Compania de Telecomunicaciones
   de Chile S.A.:
   8.375%, 1-1-06 ......................     3,350      3,640,659
   7.625%, 7-15-06 .....................     1,650      1,779,474
 Comtel Brasileira Ltda.:
   10.75%, 9-26-04 .....................     7,250      7,107,226
   10.75%, 9-26-04 (A) .................       250        247,500
 Telefonos de Mexico, S.A. de C.V.,
   8.25%, 1-26-06 ......................     4,000      4,485,000
                                                     ------------
                                                       17,498,103
                                                     ------------

TOTAL CORPORATE DEBT SECURITIES - 64.78%             $157,597,203
 (Cost: $152,248,156)

OTHER GOVERNMENT SECURITIES
Brazil - 4.19%
 Federative Republic of Brazil (The),
   11.0%, 1-11-12 ......................    12,000     10,200,000
                                                     ------------

Chile - 0.43%
 Republic of Chile,
   5.625%, 7-23-07 .....................     1,000      1,056,500
                                                     ------------

Germany - 1.12%
 Bundesschwatzanweisungen Treasury Note,
   2.5%, 3-18-05 .......................     2,500      2,730,172
                                                     ------------

Mexico - 3.95%
 United Mexican States:
    8.625%, 3-12-08 ....................     4,500      5,287,500
    8.375%, 1-14-11  ...................     3,750      4,321,875
                                                     ------------
                                                        9,609,375
                                                     ------------
Russia - 0.23%
 Russian Federation,
   8.25%, 3-31-10 ......................       500        552,500
                                                     ------------

TOTAL OTHER GOVERNMENT SECURITIES - 9.92%            $ 24,148,547
 (Cost: $20,219,347)

UNITED STATES GOVERNMENT SECURITIES
 United States Treasury Notes:
   2.75%, 10-31-03 .......................    21,500   21,702,401
   1.75%, 12-31-04 .......................    25,500   25,646,421
   7.5%, 2-15-05 .........................     4,000    4,445,936
                                                     ------------

TOTAL UNITED STATES GOVERNMENT SECURITIES - 21.29%   $ 51,794,758
 (Cost: $51,428,430)

                                              Face
                                         Amount in
                                         Thousands

UNREALIZED LOSS ON OPEN
FORWARD CURRENCY CONTRACTS - (0.22%)
 Euro Dollar, 11-07-03 (B)  ..............  EUR2,403     (180,312)
 Euro Dollar, 11-07-03 (B)  ..............     1,202      (82,315)
 Euro Dollar, 11-07-03 (B)  ..............     1,202     (101,542)
 Euro Dollar, 11-07-03 (B)  ..............     2,403     (175,926)
                                                     ------------
                                                     $   (540,095)
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 3.60%                  $  8,754,158
 (Cost: $8,696,297)

TOTAL INVESTMENT SECURITIES - 99.89%                 $243,019,954
 (Cost: $234,031,616)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.11%         257,835

NET ASSETS - 100.00%                                 $243,277,789


Notes to Schedule of Investments

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, the total value of these securities amounted to $13,193,707 or 5.42% of net assets.

(B)Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro).

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     GLOBAL BOND FUND
     March 31, 2003
     (In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities -- at value (cost - $234,032)
   (Notes 1 and 3)..................................     $243,020
 Cash  .............................................            1
 Receivables:
   Interest ........................................        3,541
   Fund shares sold ................................          275
 Prepaid registration fees .........................           20
 Prepaid insurance premium  ........................           13
                                                         --------
    Total assets  ..................................      246,870
LIABILITIES                                              --------
 Payable for investment securities purchased .......        2,732
 Payable to Fund shareholders  .....................          571
 Dividends payable  ................................          130
 Accrued shareholder servicing (Note 2) ............           60
 Accrued service fee (Note 2)  .....................           45
 Accrued accounting services fee (Note 2)  .........            5
 Accrued distribution fee (Note 2)  ................            4
 Accrued management fee (Note 2)  ..................            4
 Other  ............................................           41
                                                         --------
    Total liabilities  .............................        3,592
                                                         --------
      Total net assets .............................     $243,278
NET ASSETS                                               ========
 $1.00 par value capital stock:
   Capital stock ...................................     $ 70,626
   Additional paid-in capital ......................      253,318
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized
    loss on investment transactions  ...............      (89,653)
   Net unrealized appreciation in value of
    investments  ...................................        8,987
    Net assets applicable to outstanding                 --------
      units of capital .............................     $243,278
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................        $3.44
 Class B  ..........................................        $3.44
 Class C  ..........................................        $3.44
 Class Y  ..........................................        $3.44
Capital shares outstanding:
 Class A  ..........................................       66,627
 Class B  ..........................................        1,174
 Class C  ..........................................          322
 Class Y  ..........................................        2,503
Capital shares authorized ..........................      400,000
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     GLOBAL BOND FUND
     For the Six Months Ended March 31, 2003
     (In Thousands)
INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization .......................      $ 7,905
   Dividends .......................................            4
                                                          -------
    Total income                                            7,909
 Expenses (Note 2):                                       -------
   Investment management fee .......................          743
   Shareholder servicing:
    Class A  .......................................          294
    Class B  .......................................            9
    Class C  .......................................            3
    Class Y  .......................................            6
   Service fee:
    Class A  .......................................          268
    Class B  .......................................            4
    Class C  .......................................            1
   Distribution fee:
    Class A  .......................................           13
    Class B  .......................................           14
    Class C  .......................................            4
   Accounting services fee .........................           30
   Custodian fees ..................................           15
   Audit fees ......................................           12
   Legal fees ......................................            3
   Other ...........................................           70
                                                          -------
    Total expenses  ................................        1,489
                                                          -------
      Net investment income ........................        6,420
REALIZED AND UNREALIZED GAIN (LOSS) ON                    -------
 INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  ..................       (6,306)
 Realized net loss on forward currency contracts  ..         (832)
 Realized net gain on foreign currency transactions            80
 Realized net loss on purchased options ............         (887)
                                                          -------
   Realized net loss on investments ................       (7,945)
 Unrealized appreciation in value of securities           -------
   during the period ...............................       18,774
 Unrealized appreciation in value of forward currency
   contracts during the period .....................          292
   Unrealized appreciation in value of investments        -------
    during the period  .............................       19,066
                                                          -------
    Net gain on investments  .......................       11,121
      Net increase in net assets resulting                -------
       from operations  ............................      $17,541
                                                          =======
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     GLOBAL BOND FUND
     (In Thousands)
                                         For the six  For the fiscal
                                        months ended   year ended
                                          March 31,  September 30,
                                             2003        2002
                                          ---------- ------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income ...............    $  6,420     $ 14,598
   Realized net loss on
    investments   ......................      (7,945)        (157)
   Unrealized appreciation (depreciation)     19,066      (14,363)
                                            --------     --------
    Net increase in net assets
      resulting from operations ........      17,541           78
                                            --------     --------
 Dividends to shareholders from
   net investment income (Note 1D):(1)
   Class A .............................      (6,171)     (14,196)
   Class B .............................         (81)        (151)
   Class C .............................         (22)         (40)
   Class Y .............................        (226)        (182)
                                            --------     --------
                                              (6,500)     (14,569)
                                            --------     --------
 Capital share transactions (Note 5)  ..      (9,732)         340
                                            --------     --------
    Total increase (decrease)  .........       1,309      (14,151)
NET ASSETS
 Beginning of period  ..................     241,969      256,120
                                            --------     --------
 End of period  ........................    $243,278     $241,969
                                            ========     ========
   Undistributed net investment
    income  ............................    $    ---     $    ---
                                            ========     ========

(1)See "Financial Highlights" on pages 17 - 20.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     GLOBAL BOND FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                     For the      For the fiscal year ended
                   six months           September 30,
                      ended  ------------------------------------
                    3-31-03    2002   2001    2000   1999    1998
                     ------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $3.29   $3.49  $3.56   $3.88  $4.12   $4.42
                      -----   -----  -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.09    0.20   0.21    0.33   0.35    0.37
 Net realized and
   unrealized gain (loss) on
   investments .....   0.15   (0.20) (0.07)  (0.32) (0.24)  (0.30)
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......   0.24    0.00   0.14    0.01   0.11    0.07
                      -----   -----  -----   -----  -----   -----
Less dividends declared
 from net investment
 income  ...........  (0.09)  (0.20) (0.21)  (0.33) (0.35)  (0.37)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  ....  $3.44   $3.29  $3.49   $3.56  $3.88   $4.12
                      =====   =====  =====   =====  =====   =====
Total return(1) ....   7.39%   0.04%  4.11%   0.21%  2.66%   1.22%
Net assets, end of
 period (in
 millions)  ........   $229    $230   $251    $297   $371    $416
Ratio of expenses to
 average net assets    1.25%(2)1.22%  1.19%   1.16%  1.06%   0.96%
Ratio of net investment
 income to average
 net assets  .......   5.47%(2)5.91%  6.02%   8.79%  8.60%   8.26%
Portfolio turnover
 rate  .............  37.70%  76.36% 71.17%  53.79% 46.17%  58.85%

 (1)Total return calculated without taking into account the sales load deducted on an initial purchase.
 (2)Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     GLOBAL BOND FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                   For the                                 period
                       six   For the fiscal year             from
                    months   ended September 30,         10-6-99(1)
                     ended  ----------------------        through
                   3-31-03     2002           2001        9-30-00
                   -------  -------        -------        -------
Net asset value,
 beginning of period  $3.29   $3.49          $3.56          $3.88
                      -----   -----          -----          -----
Income (loss) from investment
 operations:
 Net investment income 0.07    0.17           0.18           0.29
 Net realized and
   unrealized gain (loss)
   on investments ..   0.15   (0.20)         (0.07)         (0.32)
                      -----   -----          -----          -----
Total from investment
 operations  .......   0.22   (0.03)          0.11          (0.03)
                      -----   -----          -----          -----
Less dividends declared
 from net investment
 income  ...........  (0.07)  (0.17)         (0.18)         (0.29)
                      -----   -----          -----          -----
Net asset value,
 end of period  ....  $3.44   $3.29          $3.49          $3.56
                      =====   =====          =====          =====
Total return .......   6.87%  -0.93%          3.13%         -0.87%
Net assets, end of
 period (in
 millions)  ........     $4      $3             $3             $2
Ratio of expenses to
 average net assets    2.25%(2)2.20%          2.13%          2.06%(2)
Ratio of net investment
 income to average
 net assets  .......   4.45%(2)4.93%          5.05%          7.87%(2)
Portfolio turnover
 rate  .............  37.70%  76.36%         71.17%         53.79%(3)

 (1)Commencement of operations of the class.
 (2)Annualized.
 (3)For the fiscal year ended September 30, 2000.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     GLOBAL BOND FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                   For the                                 period
                       six   For the fiscal year             from
                    months   ended September 30,         10-6-99(1)
                     ended  ----------------------        through
                   3-31-03     2002           2001        9-30-00
                   -------  -------        -------        -------
Net asset value,
 beginning of period  $3.29   $3.49          $3.56          $3.88
                      -----   -----          -----          -----
Income (loss) from investment
 operations:
 Net investment income 0.07    0.17           0.17           0.29
 Net realized and
   unrealized gain (loss)
   on investments ..   0.15   (0.20)         (0.07)         (0.32)
                      -----   -----          -----          -----
Total from investment
 operations  .......   0.22   (0.03)          0.10          (0.03)
                      -----   -----          -----          -----
Less dividends declared
 from net investment
 income  ...........  (0.07)  (0.17)         (0.17)         (0.29)
                      -----   -----          -----          -----
Net asset value,
 end of period  ....  $3.44   $3.29          $3.49          $3.56
                      =====   =====          =====          =====
Total return .......   6.88%  -0.94%          2.97%         -0.95%
Net assets, end of
 period (000
 omitted)  ......... $1,109  $1,052           $538           $242
Ratio of expenses to
 average net assets    2.23%(2)2.20%          2.31%          2.14%(2)
Ratio of net investment
 income to average
 net assets  .......   4.48%(2)4.92%          4.83%          7.78%(2)
Portfolio turnover
 rate  .............  37.70%  76.36%         71.17%         53.79%(3)

 (1)Commencement of operations of the class.
 (2)Annualized.
 (3)For the fiscal year ended September 30, 2000.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     GLOBAL BOND FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                     For the      For the fiscal year ended
                   six months           September 30,
                      ended  ------------------------------------
                    3-31-03    2002   2001    2000   1999    1998
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $3.29   $3.49  $3.56   $3.88  $4.12   $4.42
                      -----   -----  -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.10    0.22   0.22    0.34   0.36    0.37
 Net realized and
   unrealized gain (loss)
   on investments ..   0.15   (0.20) (0.07)  (0.32) (0.24)  (0.30)
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......   0.25    0.02   0.15    0.02   0.12    0.07
                      -----   -----  -----   -----  -----   -----
Less dividends declared
 from net investment
 income  ...........  (0.10)  (0.22) (0.22)  (0.34) (0.36)  (0.37)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  ....  $3.44   $3.29  $3.49   $3.56  $3.88   $4.12
                      =====   =====  =====   =====  =====   =====
Total return .......   7.59%   0.40%  4.46%   0.53%  2.95%   1.38%
Net assets, end of
 period (in
 millions)  ........     $9      $7     $2      $3     $3      $2
Ratio of expenses
 to average net
 assets  ...........   0.88%(1)0.86%  0.85%   0.84%  0.77%   0.79%
Ratio of net
 investment income
 to average net
 assets  ...........   5.82%(1)6.25%  6.34%   9.12%  8.89%   8.43%
Portfolio
 turnover rate  ....  37.70%  76.36% 71.17%  53.79% 46.17%  58.85%

(1)Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
     March 31, 2003

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Global Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

E. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into United States dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

F. Forward foreign currency exchange contracts -- A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the Forward Contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the United States dollar. The Fund uses forward contracts to attempt to reduce the overall risk of its investments.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. The Fund also reimburses WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of incremental security-related costs including the cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation, certain security-related personnel and facilities costs. At March 31, 2003, additional security costs amounted to $6,094, which is included in other expenses.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $172,894. During the period ended March 31, 2003, W&R received $5,643 and $367 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $114,417 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $6,872, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than United States Government and short-term securities, aggregated $53,711,854, while proceeds from maturities and sales aggregated $54,770,043. Purchases of short-term securities and United States Government securities aggregated $400,998,573 and $31,160,312, respectively. Proceeds from maturities and sales of short-term securities and United States Government securities aggregated $409,353,222 and $29,951,074, respectively. Purchases of options aggregated $1,421,871, while proceeds from sales aggregated $535,081.

For Federal income tax purposes, cost of investments owned at March 31, 2003 was $234,031,616, resulting in net unrealized appreciation of $9,528,433, of which $10,302,400 related to appreciated securities and $773,967 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2002 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income ......................... $14,250,587
Distributed ordinary income .................  14,449,179
Undistributed ordinary income ...............         ---

Realized long-term capital gains ............         ---
Distributed long-term capital gains .........         ---
Undistributed long-term capital gains .......         ---

Capital loss carryover ......................  10,992,010

Post-October losses deferred ................     735,811

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

September 30, 2003 .......................... $   390,079
September 30, 2004 ..........................   7,783,310
September 30, 2007 ..........................   1,199,357
September 30, 2008 ..........................  21,577,429
September 30, 2009 ..........................  39,713,139
September 30, 2010 ..........................  10,992,010
                                              -----------
Total carryover ............................. $81,655,324
                                              ===========

NOTE 5 -- Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                                           For the        For the
                                               six         fiscal
                                            months           year
                                             ended          ended
                                         March 31,  September 30,
                                              2003           2002
                                      ------------  -------------
Shares issued from sale of shares:
  Class A ..............................     4,521    14,966
  Class B ..............................       261       514
  Class C ..............................        89       292
  Class Y ..............................       338     1,523
Shares issued from
  reinvestment of dividends:
  Class A  .............................     1,662     3,814
  Class B  .............................        23        41
  Class C  .............................         6        12
  Class Y  .............................        66        53
Shares redeemed:
  Class A  .............................    (9,645)  (20,479)
  Class B  .............................      (147)     (256)
  Class C  .............................       (93)     (138)
  Class Y  .............................       (36)     (143)
                                            ------    ------
Increase (decrease) in outstanding capital
  shares  ..............................    (2,955)      199
                                            ======    ======
Value issued from sale of shares:
  Class A  .............................  $ 15,212  $ 50,623
  Class B  .............................       878     1,768
  Class C  .............................       301     1,001
  Class Y  .............................     1,131     5,102
Value issued from
  reinvestment of dividends:
  Class A  .............................     5,580    13,093
  Class B  .............................        76       142
  Class C  .............................        20        39
  Class Y  .............................       222       181
Value redeemed:
  Class A  .............................   (32,227)  (69,789)
  Class B  .............................      (494)     (880)
  Class C  .............................      (310)     (464)
  Class Y  .............................      (121)     (476)
                                          --------  --------
Increase (decrease) in outstanding capital$ (9,732) $    340
                                          ========  ========

NOTE 6 -- Options

Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a written put is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Global Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Global Bond Fund, Inc. (the "Fund") as of March 31, 2003, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended September 30, 2002, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Global Bond Fund, Inc. as of March 31, 2003, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended September 30, 2002, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
May 9, 2003

DIRECTORS
Keith A. Tucker, Chairman of the Board
James M. Concannon
John A. Dillingham
David P. Gardner
Linda K. Graves
Joseph Harroz, Jr.
John F. Hayes
Robert L. Hechler
Henry J. Herrmann
Glendon E. Johnson
Frank J. Ross, Jr.
Eleanor B. Schwartz
Frederick Vogel III


OFFICERS
Henry J. Herrmann, President
Mark G. Beischel, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Michael D. Strohm, Vice President
Daniel J. Vrabac, Vice President

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.



FOR MORE INFORMATION:
Contact your financial advisor, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CLIENT SERVICES
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888) WADDELL
  (888) 923-3355

Our INTERNET address is:
  http://www.waddell.com

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.

NUR1015SA(3-03)